EXHIBIT 10.3

TRADEMARK ASSIGNMENT AND SECURITY AGREEMENT

This Trademark Assignment and Security Agreement (the "Agreement") dated as of the 21st day of December, 2012, by and between:

CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC, organized and existing under the laws of the Cayman Islands (the "Secured Party"); and

PANACHE BEVERAGE, INC., a Florida corporation ("Debtor"); and **PANACHE LLC,** a New York limited liability company, **ALCHEMY INTERNATIONAL LLC,** a New York limited liability company, and **ALIBI NYC, LLC,** a New York limited liability company (hereinafter the "Guarantors").

<u>W I T N E S S E T H:</u>

WHEREAS, Secured Party and Panache Beverage, Inc., a Florida corporation (the "Debtor") entered into a Loan Agreement dated the date hereof, providing for a loan (the "Loan") in the sum of **TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00)**, the Loan has been guaranteed by the Guarantors pursuant to a Limited Guaranty and the documents, instruments, and agreements ancillary thereto.

WHEREAS, as a condition of, and in order to induce Secured Party to extend credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, that the Guarantors grant a security interest in the Trademarks (as hereinafter defined), as more particularly set forth hereinafter. Guarantors are all affiliated with Debtor and acknowledge that they have received more than adequate consideration for their pledge.

NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Closing Date" means the date of this Agreement.

"Loan Agreement" means a Loan Agreement of even date between the Secured Party and the Debtor.

"Loan Documents" means, collectively, the "Loan Documents" as such term is defined in the Loan Agreement.

"Note" means, collectively, the "Note" in the amount of $2,100,000 as such term is defined in the Loan Agreement.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Debtor arising out of or related to this Agreement, the Loan Agreement, the Note,

and the other Loan Documents, whether direct or indirect, absolute or contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Proceeds" shall mean whatever is received upon the sale, exchange, collection or other disposition of the Trademarks and all "proceeds" thereof, as such term is defined in the UCC.

"Trademarks" are those set forth on Schedule A and have the meaning assigned to such term in Section 2 hereof.

"Significant Transaction" shall be as defined in the Loan Agreement as of even date which results in Debtor receiving cash of $20,000,000.

"UCC" means the Uniform Commercial Code of Florida, codified in Chapter 679 of the Florida Statutes, as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding

masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Assignment. To secure the complete and timely satisfaction of all Obligations, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantors hereby grant, assign, and convey to Secured Party a lien and continuing security interest in all of Guarantors right, title and interest in, to and under the following (all of the following items or types of Property being herein collectively referred to as the "Collateral"), whether presently existing or hereafter created or acquired:

(1) Each trademark, trade dress and trademark registration ("Trademarks") referred to in Exhibit A annexed hereto, together with the goodwill of the business symbolized thereby; and

(2) All products and proceeds of the foregoing, including without limitation, any claim by Guarantors against third parties for past, present or future (a) infringement, dilution or breach of any Trademarks; or (b) injury to the goodwill associated with the Trademarks.

SECTION 2.2 Perfection of Security; Further Assurances. On or prior to the Closing Date, with respect to the Trademarks, the Guarantors will make, execute, acknowledge and deliver or cause to be delivered to the Secured Party, and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and confirming

to the Secured Party the first priority perfected rights of the Secured Party, in the Trademarks provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") in the United States Patent and Trademark Office and in the State of Florida Secured Transaction Registry. The Guarantors hereby confirm its intention to create for the Secured Party's benefit, a continuing first priority lien upon and collateral assignment of all rights and property included within the definition of "Trademarks".

SECTION 2.3 Security Interest and Assignment Absolute. All rights and security interests of the Secured Party, as collateral agent for the Secured Party, granted hereunder, and all obligations of the Guarantors hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

(1) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;

(2) any change in the legal existence, structure or ownership of the Guarantors, any bankruptcy or insolvency proceeding affecting the Guarantors or any property of the Guarantors or any resulting release or discharge of any obligation contained in the Loan Agreement;

(3) the failure of Secured Partys:

(a) to assert any claim or demand or to enforce any right or remedy against the Guarantors or under the provisions of this Agreement, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof, or

(b) to exercise any right or remedy against any Trademarks;

(4) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

(5) any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, lack of genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations; or

(6) any other circumstances which might otherwise constitute a suretyship or other defense available to, or a legal or equitable discharge of, the Guarantors.

SECTION 2.4 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Trademarks and shall:

(1) remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;

(2) be binding upon the Guarantors and its successors; and

(3) inure to the benefit of the Secured Party and its successors, transferees and assigns.

The Secured Partys may assign or otherwise transfer (in whole or in part) their interests in the Obligations, in the Trademarks or in the Loan Agreement, the Note and the other Loan Documents or other obligation held by it to any other person or entity without the prior written

consent of the Guarantors subject to the requirements of the Loan Agreement. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Trademarks shall revert to the Guarantors. Upon any such termination, the Secured Party will, at the Secured Party's sole expense, promptly execute and deliver to the Guarantors all instruments and other assurances as the Guarantors shall reasonably request to evidence such termination.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Guarantors represent and warrant to the Administrative Agent as follows:

SECTION 3.1 Capacity. The Guarantors has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion upon the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. The Guarantors are the sole legal and beneficial owner of, have good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) the Trademarks purported to be pledged and assigned by the Guarantors to the Secured Party, hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Secured Party, to the extent of their ownership thereof.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Secured Party and the filing of the Financing Statement is effective to create, in favor of the Secured Party, a valid, perfected, first priority security interest in, lien on and collateral

assignment of the Trademarks, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Validity of Trademarks. The Trademarks listed in Schedule A are subsisting and have not been adjudged invalid or unenforceable and no claim has been made that the use of any of the Trademarks does or may violate the rights of any third person;

SECTION 3.5 Authorization, Approval, etc. This Agreement has been duly executed by the Guarantors and is in full force and effect, and the agreements and obligations of the Guarantors hereunder constitute the legal, valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their respective terms. Neither the execution and delivery of this Agreement by the Guarantors, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to the Guarantors, or any contract, agreement, indenture or other instrument to which the Guarantors is a party or by which any such Guarantors's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or other action of any governmental authority is required to be obtained by the Guarantors in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

SECTION 3.6 Use of Trademarks. Guarantors has used, and will continue to use for the duration of this agreement, consistent standards of quality in its manufacture of products sold under the Trademarks, to the extent such trademarks are or will be used in the ordinary course of business, as may be changed from time to time.

ARTICLE IV

COVENANTS

SECTION 4.1 Certain Affirmative Covenants. The Guarantors covenant and agree with the Secured Party and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, the Guarantors will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Secured Party, necessary, or reasonably requested by the Secured Party, including, without limitation, those actions referred to in Sections 2.3 hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Secured Party, and to grant to the Secured Party, a continuing first priority security interest in and lien on all of the Guarantor's right, title and interests in, to and under all of the Trademarks. In connection therewith, the Guarantors hereby also covenants and agrees to prepare and deliver to the Secured Party written confirmation, in form and substance satisfactory to the Administrative Agent, of the pledge and assignment to the Secured Party, hereunder of the Guarantor's rights, title and interests in, to and under all such Trademarks.

SECTION 4.1.2 Further Assurances Generally. Defend the right and title herein granted unto the Secured Party in and to the Trademarks (and all right, title and interest represented or evidenced by the Trademarks) against the claims and demands of any other person; promptly execute and deliver all further instruments and other assurances, and take, or cause to be taken, all further action, at the sole expense of the Secured Party, that may be reasonably necessary or desirable, or that the Secured Party may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement

or to enable the Secured Party to exercise or enforce its rights and remedies hereunder with respect to any Trademarks; and furnish to the Secured Party all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Secured Party may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Secured Party under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Trademarks pledged and assigned to the Secured Party, pursuant to the terms of this Agreement.

SECTION 4.1.4 Impairment of Rights. Not take or knowingly omit to take any action, the taking or omission of which would prejudice, delay or impair in any way whatsoever all or any of the rights, remedies, powers or privileges of the Secured Party hereunder, under the Note, the Loan Agreement or the Loan Documents.

SECTION 4.1.5 No Sales or Other Liens. Guarantors shall not sell, transfer, pledge or assign or otherwise encumber all or any part of the registered Trademarks (except in favor of the Secured Party, as collateral agent for the Secured Party, pursuant to the terms hereof and except for the security interest created and the assignment made hereunder), nor shall it create, incur or suffer to be created or incurred, or permit to exist, any liens or assignments of any kind upon the Trademarks. Sale of the Trademarks shall be permitted if necessary to facilitate a Significant Transaction which results in the repayment of the Note.

SECTION 4.1.6 Inspection Rights. Guarantors hereby grant to Secured Party and its employees and agents the right to visit Guarantor's plants and facilities which inspect or store products sold under any of the Trademarks, and to inspect the products and quality control

records relating thereto at reasonable times during regular business hours. Guarantors shall do any and all acts required by Secured Party to ensure Guarantor's compliance with Section 3.6 hereof.

SECTION 4.1.7 Other Agreements. Guarantors agree that, until all of the Obligations shall have been satisfied in full, it will not enter into any agreement with respect to the Trademarks (for example, a license agreement) which is inconsistent with Guarantor's obligations under this Agreement, without Secured Party's prior written consent.

SECTION 4.1.8 Additional Trademarks. If, before the Obligations shall have been satisfied in full, Guarantors shall obtain rights to any new Trademarks, the provisions of Section 2.1 shall automatically apply thereto and Guarantors shall give Secured Party prompt written notice thereof.

SECTION 4.1.9 Additional Trademarks. Guarantors agrees to modify this Agreement by amending **Schedule A** to include any future Trademarks and Tradename applications covered by Sections 2.1 and 4.1.8 hereof.

SECTION 4.1.10 Tradename Applications. At Secured Party's request, Guarantors shall have the duty through counsel, to prosecute diligently any Trademark applications of the Trademarks pending, if any, as of the date of this Agreement or thereafter until the Obligations shall have been paid in full, to make federal application on registrable but unregistered Trademarks, to file and prosecute opposition and cancellation proceedings and to do any and all acts which are necessary or desirable to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with the Trademarks shall be borne by Guarantors. The Guarantors shall not abandon any Trademark without the consent of the Secured Party, which consent shall not be unreasonably withheld.

SECTION 4.1.11 Protection of Trademarks. Guarantors shall have the right, with the prior written consent of Secured Party, which will not be unreasonably withheld, to bring any opposition proceedings, cancellation proceedings or lawsuit in its own name to enforce or protect the Trademarks, in which event Secured Party may, if necessary, be joined as a nominal party to such suit if Secured Party shall have been satisfied that it is not thereby incurring any risk of liability because of such joinder. Guarantors shall promptly, upon demand, reimburse and indemnify Secured Party for all damages, costs and expenses, including attorney's fees, incurred by Secured Party in the fulfillment of the provisions of this Section 9.3.

ARTICLE V

LICENSE

SECTION 5.1 Unless and until there shall have occurred and be continuing an Event of Default, Secured Party hereby grants to Guarantors the exclusive, nontransferable right and license to use the Trademarks on and in connection with products sold by Guarantors, for Guarantor's own benefit and account and for none other. Guarantors agree not to sell the license granted to Guarantors in this Section 5.1, without the prior written consent of Secured Party which may be granted in its sole and absolute discretion. Secured Party agrees to abide by the terms of that certain Exclusive Importer and Distributor Agreement between Alibi LLC and Domaine Select Wine Estates, LLC dated as of December, 2012.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6.1 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur; or

(b) Guarantors shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of thirty (30) days after written notice from the Secured Party to the Guarantors. It shall not be construed that the thirty (30) days period referenced in this subsection (b) shall have the effect of increasing any cure periods allowed under the Loan Agreement or the Loan Documents. Further provided that the above mentioned cure period shall not be applicable to the requirements of perfection of the Trademarks.

ARTICLE VII

REMEDIES

SECTION 7.1 Actions upon an Event of Default. If any Event of Default shall have occurred and be continuing, Guarantor's license under the Trademarks, as set forth in Section 5.1, shall terminate forthwith, and the Secured Party shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the UCC, without limiting the generality of the foregoing, the Secured Party may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Guarantors, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Broward County, Florida, or elsewhere, all or from time to time any one or all of the Trademarks, or any

interest which the Guarantors may have therein, and after deducting from the proceeds of sale or other disposition of the Trademarks all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds after payment of the Obligations. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Guarantors. Notice of any sale or other disposition of the Trademarks shall be given to Guarantors at least ten (10) business days before the time of any intended public or private sale or other disposition of the Trademarks is to be made, which Guarantors hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any of the Secured Party may, to the extent permissible under applicable law, purchase the whole or any part of the Trademarks sold, free from any right of redemption on the part of Guarantors, which right is hereby waived and released.

SECTION 7.2 Application of Proceeds. All cash Proceeds received by the Secured Party in enforcing its remedies pursuant to Section 7.1 above in respect of any sale of, collection from, or other realization upon, all or any part of the Trademarks, and all Proceeds, income and all other cash payments and other monies received by the Secured Party pursuant to Section 7.1 hereof, shall be applied by the Secured Party as follows: (i) to all costs and expenses of Secured Party (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Trademarks and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Secured Party, and (iii) any amounts remaining thereafter shall be paid to Guarantors, or as required by applicable law.

SECTION 7.3 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Secured Party of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Secured Party, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or

further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

SECTION 7.4 Attorney-in-Fact. In the event of the occurrence of an Event of Default under the Loan Agreement, Guarantors hereby authorizes and empowers Secured Party to make, constitute and appoint any officer or agent of Secured Party, as Secured Party may select, in its exclusive discretion, as Guarantor's true and lawful attorney-in-fact, with the power to endorse Guarantor's name on all applications, documents, papers and instruments necessary for Secured Party to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to anyone else, or necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone else. Guarantors hereby ratify all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Secured Party shall not, by virtue of this Agreement or its receipt of any Trademarks be deemed to be a member of the Guarantors or to have any liability for the debts, obligations or liabilities of the Guarantors. The Guarantors hereby indemnifies, saves and holds harmless the Secured Party, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Secured Party, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all

reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefor) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, the Guarantors will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Secured Party may incur in connection with:

(1) the administration of this Agreement or any Instrument relating hereto;

(2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Trademarks;

(3) the exercise or enforcement of any of the rights of the Secured Party hereunder; or

(4) the failure by the Guarantors to perform or observe any of the provisions hereof.

The covenants contained in this Section 8.1 shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Termination. At such time as Guarantors shall completely satisfy all of the Obligations, this Agreement shall terminate and Secured Party shall execute and deliver to Guarantors all documents, assignments and other instruments as may be necessary or proper to re-vest in Guarantors full title to the Trademarks, subject to any disposition thereof which may have been made by Secured Party pursuant hereto.

SECTION 9.2 Costs and Expenses. Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorney's fees and legal expenses incurred by Secured Party in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining and preserving the Trademarks, or in defending or prosecuting any actions or proceedings arising out of or related to the Trademarks, shall be borne and paid by Guarantors or demand by Secured Party and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the rate described in the Loan Agreement.

SECTION 9.3 If Guarantors fail to comply with any of its obligations hereunder, Secured Party may do so in Guarantor's name or in Secured Party's name, but at Guarantor's expense, and Guarantors hereby agree to reimburse Secured Party in full for all expenses, including reasonable attorney's fees, incurred by Secured Party in protecting, defending and maintaining the Trademarks.

SECTION 9.4 Waivers. No course of dealing between Guarantors and Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of Administrative Agent, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 9.5 Rights Cumulative. All of Secured Party's rights and remedies with respect to the Trademarks, whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

SECTION 9.6 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

SECTION 9.7 Inconsistency of Terms. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable first priority lien and security interest under applicable law upon the Trademarks, but otherwise, provisions of the Loan Agreement shall be controlling.

SECTION 9.8 Successors and Assigns. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

SECTION 9.9 Consent to Jurisdiction. THE GUARANTORS BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF BROWARD COUNTY IN THE STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM

ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.10 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF FLORIDA.

SECTION 9.11 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.12 Provisions of the Security Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Security Agreement between Debtor and Secured Party dated the date hereof (the "Security Agreement") are incorporated herein by reference and made to form an integral part hereof, including, without limitation, the rights, powers, privileges and immunities conferred and afforded to Secured Party thereunder. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Secured Party. In the event of any inconsistency between this Agreement and the Secured Party, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable first priority lien and security interest under applicable law upon the Trademarks, but otherwise, provisions of the Security Agreement shall be controlling.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF Secured Party and Guarantors execute this Agreement, in the city of _________, __________, this ____th day of December, 2012.

SECURED PARTY:

CONSILIUM RECOVERY MASTER FUND, LLC a Florida limited liability company, organized under the laws of the Cayman Islands

By: ______________________________
Charles T. Cassel, III, Manager

DEBTOR:

PANACHE BEVERAGE, INC.

By: ______________________________
James Dale, President

GUARANTORS:

PANACHE LLC, a New York limited liability company

By: ______________________________
Name: James Dale
Title: CEO

ALCHEMY INTERNATIONAL LLC, a New York limited liability company

BY: PANACHE USA, LLC, a New York limited liability company, Manager

By: ______________________________
James Dale, Manager

ALIBI NYC, LLC, a New York limited liability company

By: ______________________________
James Dale, Manager

STATE OF Florida

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this ___ day of ______________, 2012 by Charles T. Cassel, III, as Manager of **CONSILIUM RECOVERY MASTER FUND, LLC,** a limited liability company organized under the laws of the Caymen Islands. He is either [✓] personally known to me or [__] has produced ______________________________ as identification.

JENNIFER GROBELNY
MY COMMISSION # DD 974524
EXPIRES: June 5, 2014
Bonded Thru Notary Public Underwriters

____
Notary Public, State of Florida
Print Name: Jennifer Grobelny

My Commission expires:

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by James Dale, as President of **PANACHE BEVERAGE, INC.**. He is either [✓] personally known to me or [__] has produced ______________________________ as identification.

____
Notary Public, State of New York
Print Name:

ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116108
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission expires: 9/20/16

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by James Dale, as ____________ of **PANACHE LLC**. He is either [✓] personally known to me or [__] has produced ____________ as identification.

____
Notary Public, State of N.Y.
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission expires: 9/20/16

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by James Dale as Manager of Panache USA, LLC, a New York limited liability company, as Manger of **ALCHEMY INTERNATIONAL, LLC,** a New York limited liability company. He is either [✓] personally known to me or [__] has produced ____________ as identification.

____
Notary Public, State of N.Y.
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission expires: 9/20/16

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by James Dale as Manager of **ALIBI NYC, LLC,** a New York limited liability company. He is either [✓] personally known to me or [__] has produced ____________ as identification.

____
Notary Public, State of N.Y.
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016

My Commission expires: 9/20/16

EXHIBIT "A"

"A ALCHEMIA VODKA"
For multiple infusions and flavors
Serial No: 85798094
Owned by Panache LLC

"ALCHEMIA CHOCOLATE INFUSED VODKA"
Transfer, re-filing and assignment
Assignment confirmation no: TM253329
Owned by Panache LLC

"ALIBI AMERICAN WHISKEY"
Label submission and revisions to trademark
Serial No: 85614503
Owned by Alibi NYC, LLC

TRADEMARK SECURITY AGREEMENT

(Alibi NYC, LLC)

THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Alibi NYC, LLC, a New York Limited Liability Company, with offices at 40 West 23rd Street, 2nd Floor, New York, New York 10010 ("Debtor"), and Consilium Corporate Recovery Master Fund, LLC, a limited liability company organized and existing under the laws of the Cayman Islands, (together with its successors and assigns in such capacity, "Secured Party").

RECITALS:

A. Debtor and Secured Party have entered into that certain security agreement dated as of 12/21, 2012 ("Master Security Agreement"); and

B. Pursuant to the terms of the Master Security Agreement, Debtor has granted to Secured Party a lien and security interest in certain assets of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all certain United States trademarks, together with the goodwill of the business symbolized by said Trademarks, and Trademark Licenses, and all products and Proceeds thereof to secure the Obligations (as defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby pledges, assigns, and grants a lien and continuing security interest, to Secured Party, in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Collateral"), whether presently existing or hereafter created or acquired, and such grant is in confirmation of the existing and continuing Lien and security interest granted under the Master Security Agreement:

(1) each trademark and trademark registration ("Trademarks") referred to in ***Attachment 1*** annexed hereto, together with the goodwill of the business symbolized thereby; and

(2) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademarks; or (b) injury to the goodwill associated with the Trademarks.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Master Security Agreement.

Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

Debtor:
Alibi NYC, LLC., a New York Limited Liability Company,

By: James Dale
Title: CEO
Date: 11/12/2012

Secured Party:
Consilium Corporate Recovery Master Fund, LLC., a Cayman Islands Limited Liability Company,

By:
Title: Charles T. Cassel, III
Date: Authorized Person

EXHIBIT A

Owner	Mark	Status	Ser No.	Reg. No.	Registration Date
Alibi NYC, LLC (New York)	ALIBI AMERICAN WHISKEY	Application Pending (filing date 05/02/2012)	85614503	N/A	N/A

TRADEMARK SECURITY AGREEMENT

(Panache LLC)

THIS TRADEMARK SECURITY AGREEMENT ("Agreement") is between Panache LLC, a New York Limited Liability Company, with offices at 40 West 23rd Street, 2nd Floor, New York, New York 10010 ("Debtor"), and Consilium Corporate Recovery Master Fund, LLC, a limited liability company organized and existing under the laws of the Cayman Islands, (together with its successors and assigns in such capacity, "Secured Party").

RECITALS:

A. Debtor and Secured Party have entered into that certain security agreement dated as of 12/21, 2012 ("Master Security Agreement"); and

B. Pursuant to the terms of the Master Security Agreement, Debtor has granted to Secured Party a lien and security interest in certain assets of Debtor, including, without limitation, all of Debtor's right, title, and interest in, to and under all certain United States trademarks, together with the goodwill of the business symbolized by said Trademarks, and Trademark Licenses, and all products and Proceeds thereof to secure the Obligations (as defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby pledges, assigns, and grants a lien and continuing security interest, to Secured Party, in all of Debtor's right, title, and interest in, to, and under the following (all of the following items or types of Property being herein collectively referred to as the "Collateral"), whether presently existing or hereafter created or acquired, and such grant is in confirmation of the existing and continuing Lien and security interest granted under the Master Security Agreement:

(1) each trademark and trademark registration ("Trademarks") referred to in ***Attachment 1*** annexed hereto, together with the goodwill of the business symbolized thereby; and
(2) all products and proceeds of the foregoing, including, without limitation, any claim by Debtor against third parties for past, present or future (a) infringement, dilution or breach of any Trademarks; or (b) injury to the goodwill associated with the Trademarks.

The lien and security interest contained in this Agreement is granted in conjunction with the liens and security interests granted to Secured Party pursuant to the Master Security Agreement.

Debtor hereby acknowledges and affirms that the rights and remedies of Secured Party with respect to the liens and security interests in the Collateral made and granted hereby are more fully set forth in the Master Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, Debtor has caused this Agreement to be duly executed by its duly authorized officer as of the date written above.

Debtor:
Panache, LLC., a New York Limited Liability Company,

By: James Dale
Title: CEO
Date: 12/17/2012

Secured Party:
Consilium Corporate Recovery Master Fund, LLC., a Cayman Islands Limited Liability Company,

By:
Title: **Charles T. Cassel, III**
Date: **Authorized Person**

EXHIBIT A

Owner	Mark	Status	Ser No.	Reg. No.	Registration Date
Panache, LLC (New York)	ALCHEMIA CHOCOLATE INFUSED VODKA	Registered	76673425	3710756	11/17/2009
Panache, LLC (New York)	A ALCHEMIA VODKA	Application Pending (filing date 12/8/2012)	85798094	N/A	N/A

UNITED STATES PATENT AND TRADEMARK OFFICE

UNDER SECRETARY OF COMMERCE FOR INTELLECTUAL PROPERTY AND
DIRECTOR OF THE UNITED STATES PATENT AND TRADEMARK OFFICE

JANUARY 2, 2013

PTAS

JORGE ESPINOSA
3001 SW 3RD AVE.
MIAMI, FL 33129

900242474

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/27/2012

REEL/FRAME: 4930/0009
NUMBER OF PAGES: 4

BRIEF: SECURITY INTEREST

ASSIGNOR:
ALIBI NYC, LLC

DOC DATE: 12/17/2012
CITIZENSHIP: NEW YORK
ENTITY: LIMITED LIABILITY COMPANY

ASSIGNEE:
CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC
3101 N. FEDERAL HIGHWAY, SUITE 502
FORT LAUDERDALE, FLORIDA 33306

CITIZENSHIP: CAYMAN ISLANDS
ENTITY: LIMITED LIABILITY COMPANY

SERIAL NUMBER: 85614503
REGISTRATION NUMBER:
MARK: ALIBI AMERICAN WHISKEY
DRAWING TYPE: STANDARD CHARACTER MARK

FILING DATE: 05/02/2012
REGISTRATION DATE:

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION

JANUARY 2, 2013

PTAS

JORGE ESPINOSA
1428 BRICKELL AVE., SUITE 100
MIAMI, FL 33131

900242477

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT RECORDATION BRANCH OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE ASSIGNMENT RECORDATION BRANCH AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO: U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT RECORDATION BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/27/2012

REEL/FRAME: 4930/0020
NUMBER OF PAGES: 4

BRIEF: SECURITY INTEREST

ASSIGNOR:
PANACHE, LLC

DOC DATE: 12/17/2012
CITIZENSHIP: NEW YORK
ENTITY: LIMITED LIABILITY COMPANY

ASSIGNEE:
CONSILIUM CORPORATE RECOVERY MASTER FUND, LLC
3101 N. FEDERAL HIGHWAY, SUITE 502
FT. LAUDERDALE, FLORIDA 33306

CITIZENSHIP: CAYMAN ISLANDS
ENTITY: LIMITED LIABILITY COMPANY

SERIAL NUMBER: 76673425
FILING DATE: 02/27/2007
REGISTRATION NUMBER: 3710756
REGISTRATION DATE: 11/17/2009
MARK: ALCHEMIA CHOCOLATE INFUSED VODKA
DRAWING TYPE: AN ILLUSTRATION DRAWING WITH WORD(S) /LETTER(S)/ NUMBER(S) IN STYLIZED FORM

SERIAL NUMBER: 85798094
FILING DATE: 12/08/2012
REGISTRATION NUMBER:
REGISTRATION DATE:
MARK: A ALCHEMIA VODKA
DRAWING TYPE: STANDARD CHARACTER MARK

ASSIGNMENT RECORDATION BRANCH
PUBLIC RECORDS DIVISION